SEC File Nos. 002-11051

811-00604

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 131

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 59

WASHINGTON MUTUAL INVESTORS FUND

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, CA 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Jennifer L. Butler, Secretary

Washington Mutual Investors Fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

(Name and Address of Agent for Service)

Copies to:

Robert W. Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on July 1, 2015, pursuant to paragraph (b) of Rule 485.

Washington Mutual Investors FundSM Prospectus July 1, 2015

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
AWSHX	WSHBX	WSHCX	WSHFX	WMFFX	CWMAX	CWMBX	CWMCX	CWMEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
CWMFX	RWMAX	RWMBX	RWEBX	RWMCX	RWMEX	RWMFX	RWMGX

Table of contents
Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	4
Investment results	5
Management	7
Purchase and sale of fund shares	7
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objective, strategies and risks	8
Management and organization	10
Shareholder information	13
Purchase, exchange and sale of shares	14
How to sell shares	19
Distributions and taxes	22
Choosing a share class	23
Sales charges	24
Sales charge reductions and waivers	27
Rollovers from retirement plans to IRAs	30
Plans of distribution	30
Other compensation to dealers	31
Fund expenses	32
Financial highlights	34

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective

The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 63 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or service (12b-1) fees	0.24	0.99	1.00	0.25	none	0.22	0.99	0.99	0.49
Other expenses	0.10	0.10	0.14	0.17	0.16	0.22	0.23	0.22	0.19
Total annual fund operating expenses	0.58	1.33	1.38	0.66	0.40	0.68	1.46	1.45	0.92

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or service (12b-1) fees	0.00	0.99	0.74	0.60[2]	0.50	0.25	none	none
Other expenses	0.21	0.15	0.36	0.26[2]	0.20	0.15	0.10	0.06
Total annual fund operating expenses	0.45	1.38	1.34	1.10	0.94	0.64	0.34	0.30
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Based on estimated amounts for the current fiscal year.

Washington Mutual Investors Fund / Prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$631	$750	$880	$1,259
B	635	821	929	1,395
C	240	437	755	1,657
F-1	67	211	368	822
F-2	41	128	224	505
529-A	640	780	932	1,373
529-B	649	862	997	1,534
529-C	248	459	792	1,735
529-E	94	293	509	1,131
529-F-1	46	144	252	567
R-1	140	437	755	1,657
R-2	136	425	734	1,613
R-2E	112	350	606	1,340
R-3	96	300	520	1,155
R-4	65	205	357	798
R-5	35	109	191	431
R-6	31	97	169	381

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$135	$421	$729	$1,395
C	140	437	755	1,657
529-B	149	462	797	1,534
529-C	148	459	792	1,735

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Washington Mutual Investors Fund / Prospectus 2

Principal investment strategies

The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The fund has an “Eligible List” — based on the Investment Standards and approved by the fund’s board of trustees — of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the issuers on the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of trustees regarding changes necessary for continued compliance with the fund’s Investment Standards.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Washington Mutual Investors Fund / Prospectus 3

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Washington Mutual Investors Fund / Prospectus 4

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Washington Mutual Investors Fund / Prospectus 5

Average annual total returns For the periods ended December 31, 2014 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/31/1952	4.82%	13.55%	6.68%	11.88%
− After taxes on distributions		3.15	12.70	5.91	N/A
− After taxes on distributions and sale of fund shares		4.08	10.86	5.38	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	5.37%	13.80%	6.66%	6.98%
C	3/15/2001	9.32	13.98	6.45	6.09
F-1	3/15/2001	11.12	14.84	7.27	6.70
F-2	8/5/2008	11.42	15.14	N/A	9.72
529-A	2/15/2002	4.70	13.45	6.59	6.57
529-B	2/19/2002	5.25	13.66	6.53	6.65
529-C	2/15/2002	9.26	13.90	6.38	6.20
529-E	3/1/2002	10.84	14.50	6.93	6.50
529-F-1	9/16/2002	11.35	15.05	7.44	8.75
R-1	5/29/2002	10.31	13.99	6.45	6.16
R-2	5/31/2002	10.34	14.02	6.46	6.18
R-3	6/4/2002	10.82	14.50	6.94	6.87
R-4	5/20/2002	11.15	14.85	7.26	6.88
R-5	5/15/2002	11.49	15.20	7.59	7.18
R-6	5/1/2009	11.54	15.25	N/A	18.17

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	13.66%	15.44%	7.67%	10.82%
Lipper Growth and Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	N/A
Class A annualized 30-day yield at April 30, 2015: 1.77% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Washington Mutual Investors Fund / Prospectus 6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro Vice Chairman of the Board and President	17 years	Partner – Capital World Investors
Jeffrey T. Lager Senior Vice President	11 years	Partner – Capital World Investors
Eric H. Stern Senior Vice President	1 year	Partner – Capital International Investors
J. David Carpenter	5 years	Partner – Capital World Investors
Gregory D. Johnson	14 years	Partner – Capital World Investors
Eugene P. Stein	7 years	Partner – Capital World Investors
Alan J. Wilson	2 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Washington Mutual Investors Fund / Prospectus 7

Investment objective, strategies and risks

The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court's Legal List procedure, which was in effect for many years. The fund has an "Eligible List" — based on the Investment Standards and approved by the fund’s board of trustees — of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the issuers on the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of trustees regarding changes necessary for continued compliance with the fund’s Investment Standards.

The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in common stocks and securities convertible into common stocks, such as convertible bonds and debentures and convertible preferred stocks, that meet the fund’s criteria for investing. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary-type reserves or family funds but who are reluctant to undertake the selection and supervision of individual stocks.

Although the fund’s policy is to maintain at all times a fully invested and widely diversified portfolio of securities, the fund may hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Washington Mutual Investors Fund / Prospectus 8

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. This index was not in existence when the fund's Class A shares became available; therefore, lifetime results are not shown.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Washington Mutual Investors Fund / Prospectus 9

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended October 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Washington Mutual Investors Fund / Prospectus 10

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	17 years (plus 6 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Jeffrey T. Lager	Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	11 years (plus 7 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Eric H. Stern	Investment professional for 26 years in total; 24 years with Capital Research and Management Company or affiliate	1 year	Serves as an equity portfolio manager
J. David Carpenter	Investment professional for 21 years in total; 17 years with Capital Research and Management Company or affiliate	5 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Gregory D. Johnson	Investment professional for 22 years, all with Capital Research and Management Company or affiliate	14 years (plus 7 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

Washington Mutual Investors Fund / Prospectus 11

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Eugene P. Stein	Investment professional for 44 years in total; 43 years with Capital Research and Management Company or affiliate	7 years	Serves as an equity portfolio manager
Alan J. Wilson	Investment professional for 30 years in total; 24 years with Capital Research and Management Company or affiliate	2 years	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Washington Mutual Investors Fund / Prospectus 12

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

Washington Mutual Investors Fund / Prospectus 13

Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to both Class F-1 and F-2 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5 and R-6 shares.

Purchase, exchange and sale of shares

The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Washington Mutual Investors Fund / Prospectus 14

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. Use of these procedures is intended to result in more appropriate net asset values.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class B shares Class B and 529-B shares may not be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any other investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Automatic conversion of Class B and C shares Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through certain registered investment advisors

Washington Mutual Investors Fund / Prospectus 15

and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under

Washington Mutual Investors Fund / Prospectus 16

“Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Washington Mutual Investors Fund / Prospectus 17

Exchange Generally, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged for the corresponding 529 share class without a sales charge. Class B shares may not be exchanged for Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Washington Mutual Investors Fund / Prospectus 18

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

•	Shares held for you in your dealer’s name must be sold through the dealer.
•	Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

•	Requests must be signed by the registered shareholder(s).
•	A signature guarantee is required if the redemption is:
—	more than $125,000;
—	made payable to someone other than the registered shareholder(s); or
—	sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.
•	American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.
•	Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

•	Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.
•	Checks must be made payable to the registered shareholder.
•	Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees.

Washington Mutual Investors Fund / Prospectus 19

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of shares having a value of less than $5,000;
•	transactions in Class 529 shares;
•	purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
Washington Mutual Investors Fund / Prospectus 20

•	purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Washington Mutual Investors Fund / Prospectus 21

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

Washington Mutual Investors Fund / Prospectus 22

Choosing a share class

The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class;
•	whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);
•	whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and
•	availability of share classes:
—	Class B and 529-B shares may not be purchased or acquired except by exchange from Class B or 529-B shares of another fund in the American Funds family;
—	Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;
—	Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to certain registered investment advisors and to other intermediaries approved by the fund’s distributor; and
—	Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Washington Mutual Investors Fund / Prospectus 23

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Washington Mutual Investors Fund / Prospectus 24

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•	investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds; and
•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell American Funds and employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class B and C shares For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of the date you purchased the Class B shares, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class 529-E and Class F shares Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

Washington Mutual Investors Fund / Prospectus 25

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the section “Sales charge reductions and waivers” of this prospectus. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Washington Mutual Investors Fund / Prospectus 26

Sales charge reductions and waivers

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM and American Funds College Target Date Series® may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•	trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);
•	solely controlled business accounts; and
•	single-participant retirement plans.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further

Washington Mutual Investors Fund / Prospectus 27

details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this

Washington Mutual Investors Fund / Prospectus 28

prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;
•	tax-free returns of excess contributions to IRAs;
•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);
•	for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);
•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and
•	the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for further details about waivers regarding these types of transactions):
—	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and
—	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Washington Mutual Investors Fund / Prospectus 29

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;
•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and
•	rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Plans of distribution

The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class 529-A, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class B, 529-B, C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the previous fiscal year (or, for Class R-2E shares only, based on estimated amounts for the current fiscal year), are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

Washington Mutual Investors Fund / Prospectus 30

Other compensation to dealers

American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and positive cash flows, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s positive cash flows and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2014, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and American Funds Distributors’ goal that the payment will help facilitate education of the firm’s financial advisors about the American Funds to help the advisors make suitable recommendations and better serve their clients who invest in the funds. The letters generally require the firms to (1) have significant assets invested in the American Funds, (2) perform the due diligence necessary to classify the American Funds as “approved” or “preferred” (or an equivalent) on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide individual advice to their clients through financial advisors, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and develop a business plan to achieve these goals, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between the American Funds and the firm’s clients who own shares of the American Funds.

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, and fees to obtain lists of financial advisors to better tailor training and education opportunities.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

Washington Mutual Investors Fund / Prospectus 31

Fund expenses

Note that references to Class A, B, C and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes except Class B shares, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The fund’s investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for its provision of administrative services.

Washington Mutual Investors Fund / Prospectus 32

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Retail investors Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

Employer-sponsored retirement plan investors The amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	0.05% of assets or $12 per participant position[1]	0.05% of assets or $12 per participant position[1]
Class R-1	0.10% of assets	0.10% of assets
Class R-2	0.15% of assets plus $27 per participant position[2] or 0.35% of assets[3]	0.25% of assets
Class R-2E	N/A	0.20% of assets
Class R-3	0.10% of assets plus $12 per participant position[2] or 0.19% of assets[3]	0.15% of assets
Class R-4	0.10% of assets	0.10% of assets
Class R-5	0.05% of assets	0.05% of assets
Class R-6	none	none

1 Payment amount depends on the date services commenced.

2 Payment with respect to Recordkeeper Direct program.

3 Payment with respect to PlanPremier program.

Washington Mutual Investors Fund / Prospectus 33

Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 4/30/2015	$40.40	$.83	$2.89	$3.72	$(.85)	$(2.04)	$(2.89)	$41.23	9.28%	$52,547.58%		2.01%
Year ended 4/30/2014	35.08	.79	6.18	6.97	(.86)	(.79)	(1.65)	40.40	20.16	50,626.60		2.07
Year ended 4/30/2013	30.61	.73	4.47	5.20	(.73)	—	(.73)	35.08	17.28	44,142.62		2.32
Year ended 4/30/2012	29.66	.68	.97	1.65	(.70)	—	(.70)	30.61	5.83	40,566.62		2.39
Year ended 4/30/2011	25.84	.70	3.80	4.50	(.68)	—	(.68)	29.66	17.77	41,375.63		2.67
Class B:
Year ended 4/30/2015	40.17	.53	2.85	3.38	(.51)	(2.04)	(2.55)	41.00	8.46	141	1.33	1.28
Year ended 4/30/2014	34.88	.50	6.14	6.64	(.56)	(.79)	(1.35)	40.17	19.24	236	1.35	1.33
Year ended 4/30/2013	30.42	.50	4.44	4.94	(.48)	—	(.48)	34.88	16.41	323	1.37	1.61
Year ended 4/30/2012	29.45	.47	.97	1.44	(.47)	—	(.47)	30.42	5.06	511	1.38	1.68
Year ended 4/30/2011	25.66	.51	3.75	4.26	(.47)	—	(.47)	29.45	16.88	889	1.39	1.98
(The Financial Highlights table continues on the following page.)
Washington Mutual Investors Fund / Prospectus 34

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class C:
Year ended 4/30/2015	$39.99	$.50	$2.83	$3.33	$(.51)	$(2.04)	$(2.55)	$40.77	8.39%	$1,708	1.38%	1.21%
Year ended 4/30/2014	34.74	.48	6.12	6.60	(.56)	(.79)	(1.35)	39.99	19.19	1,771	1.39	1.27
Year ended 4/30/2013	30.31	.48	4.43	4.91	(.48)	—	(.48)	34.74	16.39	1,757	1.42	1.53
Year ended 4/30/2012	29.37	.45	.96	1.41	(.47)	—	(.47)	30.31	4.99	1,794	1.42	1.60
Year ended 4/30/2011	25.60	.48	3.76	4.24	(.47)	—	(.47)	29.37	16.82	1,934	1.44	1.86
Class F-1:
Year ended 4/30/2015	40.28	.81	2.85	3.66	(.80)	(2.04)	(2.84)	41.10	9.18	2,908.66		1.95
Year ended 4/30/2014	34.99	.75	6.16	6.91	(.83)	(.79)	(1.62)	40.28	20.05	3,831.67		1.99
Year ended 4/30/2013	30.53	.71	4.47	5.18	(.72)	—	(.72)	34.99	17.25	3,004.66		2.27
Year ended 4/30/2012	29.59	.66	.97	1.63	(.69)	—	(.69)	30.53	5.78	2,575.66		2.34
Year ended 4/30/2011	25.77	.68	3.81	4.49	(.67)	—	(.67)	29.59	17.79	2,067.66		2.62
Class F-2:
Year ended 4/30/2015	40.39	.89	2.90	3.79	(.93)	(2.04)	(2.97)	41.21	9.48	5,352.40		2.14
Year ended 4/30/2014	35.08	.86	6.18	7.04	(.94)	(.79)	(1.73)	40.39	20.38	2,077.41		2.26
Year ended 4/30/2013	30.60	.79	4.49	5.28	(.80)	—	(.80)	35.08	17.57	1,387.41		2.51
Year ended 4/30/2012	29.66	.74	.96	1.70	(.76)	—	(.76)	30.60	6.04	881.40		2.59
Year ended 4/30/2011	25.84	.74	3.81	4.55	(.73)	—	(.73)	29.66	18.05	630.41		2.83
Class 529-A:
Year ended 4/30/2015	40.33	.79	2.88	3.67	(.81)	(2.04)	(2.85)	41.15	9.17	1,839.68		1.91
Year ended 4/30/2014	35.03	.75	6.17	6.92	(.83)	(.79)	(1.62)	40.33	20.03	1,731.69		1.97
Year ended 4/30/2013	30.56	.70	4.47	5.17	(.70)	—	(.70)	35.03	17.21	1,465.71		2.23
Year ended 4/30/2012	29.62	.65	.97	1.62	(.68)	—	(.68)	30.56	5.72	1,262.71		2.30
Year ended 4/30/2011	25.80	.67	3.81	4.48	(.66)	—	(.66)	29.62	17.73	1,138.70		2.58
Washington Mutual Investors Fund / Prospectus 35

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class 529-B:
Year ended 4/30/2015	$40.20	$.48	$2.85	$3.33	$(.45)	$(2.04)	$(2.49)	$41.04	8.34%	$ 25	1.46%	1.15%
Year ended 4/30/2014	34.90	.45	6.15	6.60	(.51)	(.79)	(1.30)	40.20	19.10	41	1.48	1.20
Year ended 4/30/2013	30.44	.46	4.44	4.90	(.44)	—	(.44)	34.90	16.26	56	1.50	1.48
Year ended 4/30/2012	29.48	.44	.96	1.40	(.44)	—	(.44)	30.44	4.90	79	1.50	1.55
Year ended 4/30/2011	25.68	.48	3.77	4.25	(.45)	—	(.45)	29.48	16.79	117	1.50	1.85
Class 529-C:
Year ended 4/30/2015	40.09	.47	2.85	3.32	(.49)	(2.04)	(2.53)	40.88	8.33	464	1.45	1.14
Year ended 4/30/2014	34.83	.45	6.14	6.59	(.54)	(.79)	(1.33)	40.09	19.11	447	1.47	1.20
Year ended 4/30/2013	30.39	.45	4.45	4.90	(.46)	—	(.46)	34.83	16.31	390	1.49	1.45
Year ended 4/30/2012	29.46	.43	.96	1.39	(.46)	—	(.46)	30.39	4.88	349	1.49	1.52
Year ended 4/30/2011	25.67	.47	3.78	4.25	(.46)	—	(.46)	29.46	16.79	330	1.49	1.80
Class 529-E:
Year ended 4/30/2015	40.15	.69	2.86	3.55	(.71)	(2.04)	(2.75)	40.95	8.90	95.92		1.66
Year ended 4/30/2014	34.88	.65	6.14	6.79	(.73)	(.79)	(1.52)	40.15	19.73	91.94		1.72
Year ended 4/30/2013	30.44	.62	4.44	5.06	(.62)	—	(.62)	34.88	16.89	77.96		1.97
Year ended 4/30/2012	29.50	.58	.96	1.54	(.60)	—	(.60)	30.44	5.46	67.97		2.04
Year ended 4/30/2011	25.70	.60	3.79	4.39	(.59)	—	(.59)	29.50	17.40	62.98		2.30
Class 529-F-1:
Year ended 4/30/2015	40.27	.88	2.87	3.75	(.90)	(2.04)	(2.94)	41.08	9.40	108.45		2.13
Year ended 4/30/2014	34.98	.83	6.16	6.99	(.91)	(.79)	(1.70)	40.27	20.29	100.47		2.19
Year ended 4/30/2013	30.51	.77	4.47	5.24	(.77)	—	(.77)	34.98	17.49	81.49		2.45
Year ended 4/30/2012	29.58	.71	.96	1.67	(.74)	—	(.74)	30.51	5.93	69.49		2.52
Year ended 4/30/2011	25.77	.73	3.79	4.52	(.71)	—	(.71)	29.58	17.96	63.48		2.79
(The Financial Highlights table continues on the following page.)
Washington Mutual Investors Fund / Prospectus 36

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-1:
Year ended 4/30/2015	$40.06	$.50	$2.85	$3.35	$(.52)	$(2.04)	$(2.56)	$40.85	8.41%	$ 101	1.38%	1.21%
Year ended 4/30/2014	34.81	.48	6.12	6.60	(.56)	(.79)	(1.35)	40.06	19.18	100	1.39	1.27
Year ended 4/30/2013	30.37	.48	4.45	4.93	(.49)	—	(.49)	34.81	16.42	88	1.40	1.54
Year ended 4/30/2012	29.44	.45	.96	1.41	(.48)	—	(.48)	30.37	4.97	86	1.40	1.60
Year ended 4/30/2011	25.65	.48	3.79	4.27	(.48)	—	(.48)	29.44	16.90	81	1.41	1.86
Class R-2:
Year ended 4/30/2015	39.95	.51	2.84	3.35	(.53)	(2.04)	(2.57)	40.73	8.46	803	1.34	1.25
Year ended 4/30/2014	34.71	.49	6.12	6.61	(.58)	(.79)	(1.37)	39.95	19.26	808	1.35	1.32
Year ended 4/30/2013	30.30	.49	4.42	4.91	(.50)	—	(.50)	34.71	16.39	753	1.37	1.57
Year ended 4/30/2012	29.36	.46	.96	1.42	(.48)	—	(.48)	30.30	5.03	712	1.39	1.63
Year ended 4/30/2011	25.59	.49	3.76	4.25	(.48)	—	(.48)	29.36	16.85	745	1.41	1.89
Class R-2E:
Period from 8/29/2014 to 4/30/2015[4,5]	42.40	.76	.76	1.52	(.70)	(2.04)	(2.74)	41.18	3.63[6]	—[7]	.64[6]	1.84[6]
Class R-3:
Year ended 4/30/2015	40.14	.68	2.86	3.54	(.70)	(2.04)	(2.74)	40.94	8.89	1,937.94		1.65
Year ended 4/30/2014	34.87	.65	6.14	6.79	(.73)	(.79)	(1.52)	40.14	19.73	1,857.95		1.71
Year ended 4/30/2013	30.43	.62	4.45	5.07	(.63)	—	(.63)	34.87	16.90	1,647.97		1.97
Year ended 4/30/2012	29.49	.58	.97	1.55	(.61)	—	(.61)	30.43	5.47	1,443.96		2.05
Year ended 4/30/2011	25.69	.60	3.79	4.39	(.59)	—	(.59)	29.49	17.41	1,367.97		2.33
Class R-4:
Year ended 4/30/2015	40.25	.81	2.86	3.67	(.82)	(2.04)	(2.86)	41.06	9.22	2,283.64		1.95
Year ended 4/30/2014	34.96	.76	6.16	6.92	(.84)	(.79)	(1.63)	40.25	20.09	2,139.65		2.02
Year ended 4/30/2013	30.50	.71	4.47	5.18	(.72)	—	(.72)	34.96	17.28	1,823.65		2.28
Year ended 4/30/2012	29.56	.67	.96	1.63	(.69)	—	(.69)	30.50	5.79	1,556.65		2.35
Year ended 4/30/2011	25.76	.68	3.79	4.47	(.67)	—	(.67)	29.56	17.73	1,407.66		2.61
Washington Mutual Investors Fund / Prospectus 37

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized	Total from investment operations	Dividends (from net investment income)	istributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-5:
Year ended 4/30/2015	$40.39	$.93	$2.89	$3.82	$(.95)	$(2.04)	$(2.99)	$41.22	9.55%	$1,998.34%		2.24%
Year ended 4/30/2014	35.08	.88	6.17	7.05	(.95)	(.79)	(1.74)	40.39	20.43	1,893.35		2.32
Year ended 4/30/2013	30.60	.81	4.48	5.29	(.81)	—	(.81)	35.08	17.63	1,504.35		2.57
Year ended 4/30/2012	29.66	.75	.97	1.72	(.78)	—	(.78)	30.60	6.09	1,236.35		2.65
Year ended 4/30/2011	25.83	.76	3.82	4.58	(.75)	—	(.75)	29.66	18.14	1,021.36		2.92
Class R-6:
Year ended 4/30/2015	40.42	.95	2.89	3.84	(.97)	(2.04)	(3.01)	41.25	9.59	6,301.30		2.28
Year ended 4/30/2014	35.10	.90	6.18	7.08	(.97)	(.79)	(1.76)	40.42	20.51	4,581.30		2.36
Year ended 4/30/2013	30.62	.82	4.49	5.31	(.83)	—	(.83)	35.10	17.68	2,943.30		2.61
Year ended 4/30/2012	29.68	.76	.97	1.73	(.79)	—	(.79)	30.62	6.14	1,914.31		2.68
Year ended 4/30/2011	25.85	.77	3.82	4.59	(.76)	—	(.76)	29.68	18.18	1,401.31		2.91

	Year ended April 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	24%	19%	22%	22%	25%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by Capital Research and Management Company and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[7]	Amount less than $1 million.

Washington Mutual Investors Fund / Prospectus 38

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity, the English text will prevail.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-001-0715P Litho in USA CGD/RRD/8023	Investment Company File No. 811-00604

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER

Washington Mutual Investors FundSM

Part B
Statement of Additional Information

July 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of Washington Mutual Investors Fund (the “fund”) dated July 1, 2015. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

Washington Mutual Investors Fund
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	AWSHX	Class 529-A	CWMAX	Class R-1	RWMAX
Class B	WSHBX	Class 529-B	CWMBX	Class R-2	RWMBX
Class C	WSHCX	Class 529-C	CWMCX	Class R-2E	RWEBX
Class F-1	WSHFX	Class 529-E	CWMEX	Class R-3	RWMCX
Class F-2	WMFFX	Class 529-F-1	CWMFX	Class R-4	RWMEX
				Class R-5	RWMFX
				Class R-6	RWMGX

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Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

General guideline

•	As set forth in its prospectus, generally, common stocks and securities convertible into common stocks meeting the fund’s Investment Standards and of issuers on the fund’s Eligible List may be purchased by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

Investing outside the U.S.

•	The fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States (that is, not organized under the laws of the United States or any state thereof or the District of Columbia) and not included in the S&P 500 Index as further described below under “The fund and its investment policies.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. To the extent the fund invests in income-oriented, equity-type securities, income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is

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called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible or contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted

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back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a minimum capital. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of an issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholdings taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

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Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

* * * * * *

Portfolio turnover — The fund’s portfolio turnover rates for the fiscal years ended April 30, 2015 and 2014 were 24% and 19%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio was replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover for each of the last five fiscal years.

With the fund’s focus on long-term investing, the fund does not typically engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

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The fund and its investment policies — The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court’s Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund’s Investment Standards encompass numerous criteria that govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; (d) non-dividend paying companies are limited to 5% of the fund’s total assets at the time of the investment and must meet other additional requirements which are generally more stringent than the fund’s other standards applicable to dividend paying companies; (e) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s; (f) banks, insurance companies and other financial institutions must have capital funds of at least $1 billion; and (g) companies must not derive the majority of their revenues from alcohol or tobacco products.

Although the fund generally invests in U.S. companies, the fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States if they meet the fund’s Investment Standards, including certain requirements designed specifically for companies domiciled outside the U.S. Among other things, the Investment Standards require that any such company must have an economic nexus to the U.S. and must have a security, typically an ADR, which trades regularly in the U.S. Companies that are included in the S&P 500 Index do not count towards this 10% limit. This Index may, from time to time, include a few companies whose corporate domiciles are outside the U.S. The fund may also hold securities of companies domiciled outside the U.S. when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger.

The Investment Standards are periodically reviewed by the fund’s board of trustees and investment adviser. Although the Investment Standards are not changed frequently, modifications may be made, with the approval of the fund’s board of trustees, as a result of economic, market or corporate developments. The investment adviser is required to select the fund’s investments exclusively from the issuers on the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of trustees of additions to, or deletions from, the Eligible List for continued compliance with the fund’s Investment Standards.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and a continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule, pursuant to which a fiduciary is generally required to invest and manage trust assets as a prudent investor would, involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

3. The fund may not invest more than 5% of net assets in money market instruments, after allowing for sales of portfolio securities and fund shares within 30 days and the accumulation of cash balances representing undistributed net investment income and realized capital gains, in order to maintain a fully invested portfolio.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Charles E. Andrews, 1952 Trustee (2013)	CEO, MorganFranklin Consulting (business consulting and technology solutions); Consultant and corporate director; former President, RSM McGladrey, Inc. (professional services)	1	Marriott Vacations Worldwide Corporation; NVR, Inc.; WashingtonFirst Bankshares, Inc. Former director of Six Flags (until 2010)

•    Service as chief executive officer

•    Service as chief financial officer

•    Corporate board experience

•    Chartered Global Management Accountant

•    Service on boards of community and non-profit organizations

•    Certified public accountant

Nariman Farvardin, 1956 Trustee (2007)	President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs and Provost, University of Maryland, College Park	3	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)

•    Senior management experience, educational institution

•    Corporate board experience

•    Professor, electrical and computer engineering

•    Service on advisory boards and councils for educational, non-profit and governmental organizations

•    M.S., Ph.D., electrical engineering

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Barbara Hackman Franklin, 1940 Trustee (2005)	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting)	3	Aetna, Inc. Former director of The Dow Chemical Company (until 2012); JPMorgan Value Opportunities Fund, Inc. (until 2014)

•    Former U.S. Secretary of Commerce

•    Former Commissioner, U.S. Consumer Product Safety Commission

•    Former White House staff member

•    Corporate board experience

•    Service on advisory councils and commissions for industry, accounting, international and governmental organizations

•    Chairman, National Association of Corporate Directors

•    Business consulting

•    M.B.A.

Mary Davis Holt, 1950 Trustee (2010)	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	76	None

•    Service as chief operations officer, global media company

•    Senior corporate management experience

•    Corporate board experience

•    Service on advisory and trustee boards for educational, business and non-profit organizations

•    M.B.A.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
R. Clark Hooper, 1946 Trustee (2003)	Private investor	81	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
James C. Miller III, 1942 Trustee (1992)	Senior Advisor, Husch Blackwell LLP (economic, financial and regulatory consulting); former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting) (2003–2006)	3	Clean Energy Fuels Corporation Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)

•    Former Chairman, U.S. Federal Trade Commission

•    Former Director, U.S. Office of Management and Budget

•    Former Chairman, U.S. Postal Service

•    Corporate board experience

•    Service as chief executive officer

•    Economic consulting

•    B.B.A., Ph.D., economics

Donald L. Nickles, 1948 Trustee (2007)	Chairman and CEO, The Nickles Group (consulting and business venture firm)	1	Valero Energy Corporation Former director of JPMorgan Value Opportunities Fund, Inc. (until 2011); Chesapeake Energy Corporation (until 2012)	• Service as U.S. Senator, including Senate leadership positions • Corporate board experience • Business management experience
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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
John Knox Singleton, 1948 Chairman of the Board (Independent and Non-Executive) (2001)	President and CEO, INOVA Health System	3	Healthcare Realty Trust, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	• Corporate board experience • Service as chief executive officer • Service on boards of community and non-profit organizations • M.H.A., health administration
Lydia Waters Thomas, 1944 Trustee (2010)	Corporate director; former President and CEO, Noblis, Inc. (nonprofit science, technology and strategy organization) (1996–2007)	1	Cabot Corporation; Mueller Water Products, Inc.

•    Corporate board experience

•    Service as chief executive officer

•    Service on advisory boards and councils for business, national security, educational and governmental organizations

•    M.S., microbiology, Ph.D., cytology

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Alan N. Berro, 1960 Vice Chairman of the Board and President (2012)	Partner – Capital World Investors, Capital Research and Management Company	1	None
Paul F. Roye, 1953 Executive Vice President and Trustee (2012)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company*	12	None

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Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Jeffrey T. Lager, 1968 Senior Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company; Director, American Funds Service Company*
Michael W. Stockton, 1967 Senior Vice President (1995)	Vice President — Fund Business Management Group, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President (2013)	Chief Compliance Officer, Capital Research Company*; Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary (2005)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer (2013)	Senior Vice President – Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary (2014)	Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2013)	Vice President – Investment Operations, Capital Research and Management Company
Neal F. Wellons, 1971 Assistant Treasurer (2013)	Vice President – Investment Operations, Capital Research and Management Company

*	Company affiliated with Capital Research and Management Company.
[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and officers listed are officers and/or directors/trustees of one or more other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, California 92618, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2014:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
Charles E. Andrews	Over $100,000	Over $100,000	N/A	N/A
Nariman Farvardin	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Barbara Hackman Franklin	Over $100,000	Over $100,000	N/A	N/A
Mary Davis Holt	$10,001 – $50,000	$10,001 – $50,000	N/A	N/A
R. Clark Hooper	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000
James C. Miller III	Over $100,000	Over $100,000	N/A	N/A
Donald L. Nickles	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John Knox Singleton	None	None	Over $100,000	Over $100,000
Lydia Waters Thomas	Over $100,000	Over $100,000	N/A	N/A

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Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees[4]
Alan N. Berro	Over $100,000	Over $100,000
Paul F. Roye	Over $100,000	Over $100,000

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2014, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a trustee, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates.

The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $39,375 to $117,775, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended April 30, 2015:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the Fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Charles E. Andrews	$147,875	$147,875
Nariman Farvardin[2]	133,625	144,613
Barbara Hackman Franklin	135,200	145,863
Mary Davis Holt	144,875	144,875
R. Clark Hooper[2]	106,810	433,513
James C. Miller III	155,480	169,769
Donald L. Nickles[2]	119,125	119,125
John Knox Singleton[2]	162,665	174,863
Lydia Waters Thomas	135,500	135,500
[1]	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2015 fiscal year for participating trustees is as follows: Nariman Farvardin ($1,113,206), R. Clark Hooper ($237,148), Donald L. Nickles ($1,403,328) and John Knox Singleton ($2,678,461). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.
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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1952, was reincorporated in Maryland in 1990, and reorganized as a Delaware statutory trust on July 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

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Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

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Committees of the board of trustees — The fund has an audit committee comprised of Charles E. Andrews, Mary Davis Holt, R. Clark Hooper and James C. Miller III (Chair). The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held six meetings during the 2015 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2015 fiscal year.

The fund has a nominating and governance committee comprised of all independent trustees. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2015 fiscal year.

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Trustees emeritus — The board of trustees has named certain retired board members of the fund to the position of trustee emeritus. Trustees emeritus are invited to attend board meetings but do not have any of the duties or responsibilities of board members. They may be consulted from time to time by the board, primarily with respect to their prior board experience.

Trustees emeritus who served as independent board members are eligible to receive an annual retainer and a per meeting fee. The fund’s current emeritus trustees are Cyrus A. Ansary, Katherine D. Ortega and T. Eugene Smith.

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Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with the American Funds organization, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

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The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, they have not fulfilled their fiduciary duties. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

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Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on June 1, 2015. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record Beneficial	Class A Class B Class 529-A Class 529-B	20.19% 15.80 10.86 5.92
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class F-1 Class F-2	8.62 10.07 5.98 41.93
Pershing, LLC Jersey City, NJ	Record	Class A Class C Class 529-F1 Class F-1 Class F-2 Class R-2E	5.23 7.03 5.00 14.51 11.25 34.04
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-1 Class F-2	9.32 5.64 6.77
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-2	9.23 10.34
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1	5.06 5.82
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	22.12 5.16
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-4 Class R-5	8.39 5.42 7.52 7.45
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	5.33
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1	43.01

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Name and address	Ownership	Ownership percentage
Capital Research & Mgmt Co Irvine, CA	Record	Class R-2E	65.96
Voya Retirement Insurance & Annuity Company Hartford, CT	Record	Class R-3 Class R-4	12.56 8.69
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-5 Class R-6	12.38 10.92
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	22.76
TIAA-CREF Trust Company Retirement Plans St. Louis, MO	Beneficial	Class R-5	6.53
American Funds Balanced Portfolio Irvine, CA	Record	Class R-6	5.56
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	6.66
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	6.36

As of June 1, 2015, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

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Business manager — From its inception until August 31, 2014, the fund operated under a Business Management Agreement with Washington Management Corporation or its predecessors. Pursuant to a merger agreement that became effective as of December 21, 2012, Washington Management Corporation is a wholly owned subsidiary of Capital Research and Management Company. The business manager maintains its principal business address at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618.

The business manager provided services necessary to carry on the fund’s general administrative and corporate affairs, and was responsible for monitoring the various services and operations of the fund. These services encompassed matters relating to general corporate governance, regulatory compliance and monitoring of the fund’s contractual service providers, including custodian operations, shareholder services and fund share distribution functions, and included the provision of all executive personnel, clerical staff, office space and equipment and certain accounting and record keeping facilities.

The fund paid all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund’s plans of distribution; fees and expense reimbursements paid to trustees; association dues; and costs of stationery and forms prepared exclusively for the fund.

The business manager agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceeded an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary during the most recently ended fiscal year. The expense limitation described above applied only to Class A shares issued by the fund and did not apply to any other class(es) of shares. Any new class(es) of shares issued by the fund were not subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager was required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee reduced the fund’s management fee expense similarly for all other classes of shares of the fund.

The business manager received a monthly fee, accrued daily, at the annual rate of 0.1170% of the first $3 billion of the fund’s net assets, 0.0550% of net assets in excess of $3 billion but not exceeding $8 billion, 0.0430% of net assets in excess of $8 billion but not exceeding $12 billion, 0.0420% of net assets in excess of $12 billion but not exceeding $21 billion, 0.0400% of net assets in excess of $21 billion but not exceeding $44 billion, and 0.0375% of net assets in excess of $44 billion.

For the fiscal years ended April 30, 2015, 2014 and 2013, the business manager was entitled to receive from the fund fees of $10,831,000, $29,573,000 and $25,375,000, respectively.

The Business Management Agreement with Washington Management Corporation expired, in accordance with its terms, on August 31, 2014, at which point the roles and obligations of the business manager were assumed by Capital Research and Management Company, as investment adviser to the fund under a new Investment Advisory and Service Agreement, effective as of September 1, 2014, between the investment adviser and the fund.

Washington Mutual Investors Fund - Page 29

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: S&P 500 Index, the securities that are eligible to be purchased by the fund, and a custom index of growth-income, equity-income and growth funds that have significant U.S. equity holdings and have an explicit income objective or focus. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Washington Mutual Investors Fund - Page 30

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of April 30, 2015:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Alan N. Berro	Over $1,000,000	22	$154.6	None		None
Jeffrey T. Lager	Over $1,000,000	2	$100.7	None		None
Eric H. Stern	$500,001 – $1,000,000	1	$78.6	7	$1.55	23[5]	$7.82
J. David Carpenter	$500,001 – $1,000,000	1	$18.1	None		None
Gregory D. Johnson	$100,001 – $500,000	3	$179.5	None		None
Eugene P. Stein	Over $1,000,000	2	$100.7	None		None
Alan J. Wilson	Over $1,000,000	1	$23.0	None		None

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[3]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[4]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
[5]	The advisory fee of four of these accounts (representing $3.88 billion in total assets) is based partially on their investment results.

Washington Mutual Investors Fund - Page 31

Investment Advisory and Service Agreement — Effective as of September 1, 2014, the Investment Advisory Agreement between the fund and the investment adviser was superseded by an Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser. The Agreement will continue in effect until August 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund or its shareholders for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

Under the Agreement, the investment adviser pays to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. Such expense limitation shall apply only to Class A shares issued by the fund and shall not apply to any other classes of shares the fund may issue. Any new classes of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the investment adviser is required to reduce its investment advisory fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the investment advisory fee will reduce the fund's investment advisory fee expense similarly for all other classes of shares of the fund.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

Washington Mutual Investors Fund - Page 32

As compensation for its services, the investment adviser receives a monthly fee that is based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.342%	$ 0	$ 3,000,000,000
0.265	3,000,000,000	8,000,000,000
0.243	8,000,000,000	12,000,000,000
0.242	12,000,000,000	21,000,000,000
0.235	21,000,000,000	34,000,000,000
0.230	34,000,000,000	44,000,000,000
0.2275	44,000,000,000	55,000,000,000
0.2225	55,000,000,000	71,000,000,000
0.2175	71,000,000,000	89,000,000,000
0.2145	89,000,000,000	116,000,000,000
0.2115	116,000,000,000

For the fiscal years ended April 30, 2015, 2014 and 2013, the investment adviser received from the fund management fees of $168,455,000, $130,637,000 and $109,920,000, respectively.

For the fiscal year ended April 30, 2013 through August 31, 2014, the following Investment Advisory Agreement was in effect. As compensation for its services under this prior agreement, the investment adviser received a monthly fee, accrued daily, at the annual rate of .225% of the first $3 billion of the fund’s net assets, .21% of net assets in excess of $3 billion but not exceeding $8 billion, .20% of net assets in excess of $8 billion but not exceeding $21 billion, .195% of net assets in excess of $21 billion but not exceeding $34 billion, ..19% of net assets in excess of $34 billion but not exceeding $55 billion, .185% of net assets in excess of $55 billion but not exceeding $71 billion, .18% of net assets in excess of $71 billion but not exceeding $89 billion and .177% of net assets in excess of $89 billion.

Washington Mutual Investors Fund - Page 33

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until August 31, 2016, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

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During the 2015 fiscal year, administrative services fees were:

Administrative services fee
Class A	$5,201,000
Class B	N/A
Class C	874,000
Class F-1	1,517,000
Class F-2	1,824,000
Class 529-A	898,000
Class 529-B	17,000
Class 529-C	229,000
Class 529-E	47,000
Class 529-F-1	52,000
Class R-1	51,000
Class R-2	406,000
Class R-2E	—*
Class R-3	959,000
Class R-4	1,136,000
Class R-5	933,000
Class R-6	2,780,000
*	Amount less than $1,000.
Washington Mutual Investors Fund - Page 35

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•	For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.
•	For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the .75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.
•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-2E, R-3 and R-4 shares.

Washington Mutual Investors Fund - Page 36

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2015	$8,873,000	$37,930,000
	2014	8,378,000	36,003,000
	2013	6,351,000	27,590,000
Class C	2015	158,000	2,295,000
	2014	—	2,210,000
	2013	177,000	1,534,000
Class 529-A	2015	541,000	2,368,000
	2014	543,000	2,429,000
	2013	541,000	2,432,000
Class 529-C	2015	9,000	299,000
	2014	16,000	293,000
	2013	28,000	294,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Washington Mutual Investors Fund - Page 37

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and .75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, F-1, 529-C, 529-E, 529-F-1, R-1, R-2, R-2E, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

[1]	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
[2]	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.
Washington Mutual Investors Fund - Page 38

During the 2015 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$124,325,000	$14,405,000
Class B	1,908,000	150,000
Class C	17,413,000	1,998,000
Class F-1	7,564,000	777,000
Class F-2	N/A	N/A
Class 529-A	4,034,000	516,000
Class 529-B	329,000	30,000
Class 529-C	4,547,000	662,000
Class 529-E	463,000	73,000
Class 529-F-1	—	—
Class R-1	1,008,000	163,000
Class R-2	6,048,000	947,000
Class R-2E	—*	—*
Class R-3	9,568,000	1,365,000
Class R-4	5,671,000	781,000
Class R-5	N/A	N/A
Class R-6	N/A	N/A
*	Amount less than $1,000.
Washington Mutual Investors Fund - Page 39

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, .07% on net assets between $30 billion and $50 billion, .06% on net assets between $50 billion and $70 billion and .05% on net assets over $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Washington Mutual Investors Fund - Page 40

Other compensation to dealers — As of July 2015, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AIG Advisor Group

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

AEGON/Transamerica/Diversified

Diversified Capital Corporation
Diversified Resources, LLC
Diversified Securities, Incorporated
Merrill Lynch Life Insurance Company Of New York
Transam Securities, Inc.
Transamerica Advisors Life Insurance Company
Transamerica Financial Advisors, Inc.
Transamerica Financial Life Insurance Company
Transamerica Investors Securities Corporation
TransAmerica Life Insurance Co.
Transamerica Premier Life Insurance Company
Western Reserve Life Insurance Co.

American Portfolios Financial Services, Inc.

AXA Advisors

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Investment Research, Inc.

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Legend Equities Corporation

Summit Brokerage Services, Inc.

Commonwealth

Commonwealth Financial Network

D.A. Davidson & Co.

Crowell, Weedon & Co.

D.A. Davidson & Co.

Edward Jones Organization

Edward Jones Health Savings Account

Edward Jones

Hefren-Tillotson

Hefren-Tillotson, Inc.
Washington Mutual Investors Fund - Page 41

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

J.P. Morgan Institutional Investments, Inc.

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Triad Advisors, Inc.

Securities America, Inc.

Securities Service Network Inc.

Lincoln Network

Lincoln Capital Corp (RI)
Lincoln Financial Advisors Corp

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

Lincoln Investment Advisors Corporation

Lincoln Management

Lincoln-Legacy

LPL Group

LPL Financial LLC

Mass Mutual / MML

MassMutual Trust Company FSB
Massmutual Trust Company, FSB (The)
MML Distributors LLC
MML Investors Services, LLC

Merrill Lynch Banc of America

Bank Of America
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

MetLife Advisers, LLC

Metlife Securities Inc.

New England Securities

Morgan Stanley Smith Barney

Morgan Stanley Smith Barney LLC

NFP Securities

NFP Advisor Services LLC

NFP Securities Inc

NMIS

Northwestern Mutual Investment Services, LLC

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

Washington Mutual Investors Fund - Page 42

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

PNC Bank, National Association
PNC Investments LLC

Raymond James Group

Morgan Keegan & Company, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets Corporation

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

CRI Securities, LLC

H. Beck, Inc.

Minnesota Life Insurance Company

Securian Financial Services, Inc.

Stifel, Nicolaus & Company, Incorporated

UBS

UBS Financial Services Inc.

UBS Securities, LLC

Voya Financial

ING Financial Advisers, LLC
Voya Financial Advisors Inc

Voya Financial Partners LLC

Voya Retirement Advisors LLC

Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Investment Services Group

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors Private Client Group

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

Washington Mutual Investors Fund - Page 43

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

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The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

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Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended April 30, 2015, 2014 and 2013 amounted to $14,487,000, $11,980,000 and $13,487,000, respectively. The volume of trading activity increased between fiscal years 2014 and 2015, resulting in an increase in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Goldman Sachs Group, Inc., Citigroup Inc. and Charles Schwab Corporation. At the end of the fund’s most recently completed fiscal year, the fund held equity securities of Goldman Sachs Group, Inc. in the amount of $454,300,000, Citigroup, Inc. in the amount of $266,600,000 and Charles Schwab Corp in the amount of $174,155,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds advised by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

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Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains

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and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and
•	Employer-sponsored CollegeAmerica accounts.
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The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and
•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and
•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of American Funds Short-Term Tax-Exempt Bond Fund, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, Short-Term Bond Fund of America or American Funds Inflation Linked Bond Fund. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion.

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In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and

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children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);
(3)	currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);
(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc. and its affiliated companies;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and
(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. These privileges may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

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•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;
•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and
•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and ..25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than $250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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•	individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);
•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;
•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or
•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

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If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).
•	Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

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Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for

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losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2015 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$44,912,000
Class B	177,000
Class C	1,469,000
Class F-1	3,413,000
Class F-2	3,688,000
Class 529-A	1,167,000
Class 529-B	28,000
Class 529-C	324,000
Class 529-E	41,000
Class 529-F-1	68,000
Class R-1	97,000
Class R-2	2,398,000
Class R-2E	—*
Class R-3	2,723,000
Class R-4	2,121,000
Class R-5	876,000
Class R-6	20,000
*	Amount less than $1,000.

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Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Dechert LLP, 1900 K Street, NW, Washington DC 20006, serves as counsel to the fund and independent legal counsel to the independent trustees in their capacities as such. A determination with respect to the independence of its independent legal counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on April 30. Shareholders are provided updated summary prospectuses annually and at least semiannually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — April 30, 2015

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$41.23
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$43.75

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

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Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/fixed income funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Developing World Growth and Income FundSM	30100	32100	33100	34100	36100
American Funds Global Balanced FundSM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income Fund®	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental Investors®	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Fixed income funds
American Funds Inflation Linked Bond Fund®	060	260	360	460	660
American Funds Mortgage Fund®	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New York®	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income Trust®	021	221	321	421	621
The Bond Fund of America®	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of America®	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of America®	043	243	343	443	643
Short-Term Bond Fund of America®	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities Fund®	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659

___________

*Qualified for sale only in certain jurisdictions.

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	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/fixed income funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Developing World Growth and Income Fund	10100	12100	13100	15100	14100
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Fixed income funds
American Funds Inflation Linked Bond Fund	1060	1260	1360	1560	1460
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459
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	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2507	2607
New World Fund	2136	2236	4136	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2501	2601
Fixed income funds
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2542	2642
American High-Income Trust	2121	2221	4121	2321	2421	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	4159	2359	2459	2559	2659
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	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement FundSM	083	283	383	483	683
American Funds 2055 Target Date Retirement Fund®	082	282	382	482	682
American Funds 2050 Target Date Retirement Fund®	069	269	369	469	669
American Funds 2045 Target Date Retirement Fund®	068	268	368	468	668
American Funds 2040 Target Date Retirement Fund®	067	267	367	467	667
American Funds 2035 Target Date Retirement Fund®	066	266	366	466	36066
American Funds 2030 Target Date Retirement Fund®	065	265	365	465	665
American Funds 2025 Target Date Retirement Fund®	064	264	364	464	664
American Funds 2020 Target Date Retirement Fund®	063	263	363	463	663
American Funds 2015 Target Date Retirement Fund®	062	262	362	462	662
American Funds 2010 Target Date Retirement Fund®	061	261	361	461	661

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement FundSM	2183	2283	4183	2383	2483	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2561	2661

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 FundSM	10103	12103	13103	15103	14103
American Funds College 2030 Fund®	1094	1294	1394	1594	1494
American Funds College 2027 Fund®	1093	1293	1393	1593	1493
American Funds College 2024 Fund®	1092	1292	1392	1592	1492
American Funds College 2021 Fund®	1091	1291	1391	1591	1491
American Funds College 2018 Fund®	1090	1290	1390	1590	1490
American Funds College Enrollment Fund®	1088	1288	1388	1588	1488

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Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	255	355	455	655
American Funds Growth PortfolioSM	053	253	353	453	653
American Funds Growth and Income PortfolioSM	051	251	351	451	651
American Funds Balanced PortfolioSM	050	250	350	450	650
American Funds Income PortfolioSM	047	247	347	447	647
American Funds Tax-Advantaged Income PortfolioSM	046	246	346	446	646
American Funds Preservation PortfolioSM	045	245	345	445	645
American Funds Tax-Exempt Preservation PortfolioSM	044	244	344	444	644
Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds Global Growth Portfolio	1055	1255	1355	1555	1455
American Funds Growth Portfolio	1053	1253	1353	1553	1453
American Funds Growth and Income Portfolio	1051	1251	1351	1551	1451
American Funds Balanced Portfolio	1050	1250	1350	1550	1450
American Funds Income Portfolio	1047	1247	1347	1547	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1245	1345	1545	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

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	Fund numbers
Fund	Class A	Class B	Class C		Class F-1	Class F-2
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	32109	33109		34109	36109
American Funds Retirement Income Portfolio – ModerateSM	30110	32110	33110		34110	36110
American Funds Retirement Income Portfolio – EnhancedSM	30111	32111	33111		34111	36111
	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	25111	26111

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Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

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Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

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C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
Washington Mutual Investors Fund - Page 83

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

Washington Mutual Investors Fund - Page 84

Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Washington Mutual Investors Fund - Page 85

Washington Mutual Investors FundSM

Investment portfolio

April 30, 2015

Common stocks 96.82% Energy 10.58%	Shares	Value (000)
Chevron Corp.	15,653,300	$1,738,456
ConocoPhillips	17,956,341	1,219,595
Enbridge Inc.	24,922,800	1,304,210
Ensco PLC, Class A	3,800,000	103,664
EOG Resources, Inc.	355,000	35,127
Exxon Mobil Corp.	800,000	69,896
FMC Technologies, Inc.1	2,755,000	121,496
Hess Corp.	2,140,000	164,566
Noble Energy, Inc.	3,920,000	198,822
Pioneer Natural Resources Co.	3,946,000	681,790
Royal Dutch Shell PLC, Class B (ADR)	29,383,600	1,897,887
Schlumberger Ltd.	6,694,400	633,357
Spectra Energy Corp	1,960,000	73,010
Valero Energy Corp.	1,342,500	76,388
		8,318,264
Materials 4.30%
Air Products and Chemicals, Inc.	1,685,106	241,695
Dow Chemical Co.	13,160,000	671,160
E.I. du Pont de Nemours and Co.	6,675,000	488,610
Freeport-McMoRan Inc.	1,033,800	24,057
Koninklijke DSM NV (ADR)	1,627,800	23,375
MeadWestvaco Corp.	3,129,900	152,739
Monsanto Co.	1,950,100	222,233
Mosaic Co.	1,261,800	55,519
Nucor Corp.	10,406,100	508,442
Potash Corp. of Saskatchewan Inc.	15,183,200	495,580
Praxair, Inc.	3,883,065	473,462
Rio Tinto PLC (ADR)	578,800	25,925
		3,382,797
Industrials 15.92%
Boeing Co.	22,170,400	3,177,905
Caterpillar Inc.	4,773,207	414,696
CSX Corp.	10,340,593	373,192
Cummins Inc.	1,020,000	141,025
Danaher Corp.	320,000	26,202
Fastenal Co.	380,000	16,196
General Dynamics Corp.	3,188,400	437,831
General Electric Co.	24,210,000	655,607
Honeywell International Inc.	600,000	60,552
IDEX Corp.	527,400	39,560
Lockheed Martin Corp.	9,925,000	1,852,005
Norfolk Southern Corp.	721,600	72,773
Northrop Grumman Corp.	4,290,000	660,832
Parker-Hannifin Corp.	2,784,000	332,298
Precision Castparts Corp.	239,299	49,461

Washington Mutual Investors Fund — Page 1 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Rockwell Automation	5,050,000	$598,930
Rockwell Collins, Inc.	6,109,600	594,647
Towers Watson & Co., Class A	320,500	40,673
Union Pacific Corp.	11,820,500	1,255,692
United Technologies Corp.	7,470,000	849,712
W.W. Grainger, Inc.	330,000	81,982
Waste Management, Inc.	15,760,200	780,603
		12,512,374
Consumer discretionary 12.77%
Carnival Corp., units	780,000	34,297
CBS Corp., Class B	7,875,000	489,274
Comcast Corp., Class A	39,162,739	2,262,040
General Motors Co.	400,000	14,024
Home Depot, Inc.	30,641,600	3,278,038
Lowe’s Companies, Inc.	5,500,000	378,730
Newell Rubbermaid Inc.	5,419,100	206,630
Priceline Group Inc.1	6,400	7,922
Ralph Lauren Corp., Class A	1,217,000	162,360
Scripps Networks Interactive, Inc., Class A	338,700	23,661
Starbucks Corp.	2,472,200	122,572
Target Corp.	2,100,000	165,543
Tiffany & Co.	400,000	34,992
Time Warner Inc.	3,000,000	253,230
Twenty-First Century Fox, Inc., Class A	34,063,700	1,160,891
VF Corp.	10,330,200	748,216
Walt Disney Co.	6,133,900	666,878
Whirlpool Corp.	144,700	25,409
		10,034,707
Consumer staples 9.28%
Avon Products, Inc.	21,700,000	177,289
Coca-Cola Co.	43,071,000	1,746,960
Colgate-Palmolive Co.	3,720,000	250,282
Costco Wholesale Corp.	3,661,600	523,792
CVS Health Corp.	7,106,900	705,644
Kroger Co.	4,220,000	290,800
Mondelez International, Inc.	687,700	26,387
Nestlé SA (ADR)	6,570,192	509,978
PepsiCo, Inc.	11,390,000	1,083,417
Procter & Gamble Co.	16,124,800	1,282,083
Unilever NV	7,797,400	339,031
Walgreens Boots Alliance, Inc.	1,500,000	124,395
Wal-Mart Stores, Inc.	3,000,000	234,150
		7,294,208
Health care 11.99%
Abbott Laboratories	1,930,000	89,591
AbbVie Inc.	3,325,500	215,027
AmerisourceBergen Corp.	1,568,600	179,291
AstraZeneca PLC (ADR)	915,800	62,714
Bristol-Myers Squibb Co.	14,955,400	953,108
Eli Lilly and Co.	2,475,000	177,878
Gilead Sciences, Inc.1	490,000	49,250
Humana Inc.2	7,620,000	1,261,872

Washington Mutual Investors Fund — Page 2 of 5

Common stocks Health care (continued)	Shares	Value (000)
Johnson & Johnson	13,060,000	$1,295,552
Medtronic PLC	9,405,000	700,202
Merck & Co., Inc.	46,437,400	2,765,811
Novo Nordisk A/S, Class B (ADR)	2,004,100	112,771
Pfizer Inc.	26,820,000	910,002
Quest Diagnostics Inc.	2,063,200	147,354
Regeneron Pharmaceuticals, Inc.1	257,500	117,796
Roche Holding AG (ADR)	481,600	17,280
UnitedHealth Group Inc.	3,350,000	373,190
		9,428,689
Financials 14.12%
ACE Ltd.	5,718,734	611,847
Allstate Corp.	4,000,000	278,640
American Express Co.	12,023,000	931,181
Ameriprise Financial, Inc.	202,000	25,307
Capital One Financial Corp.	6,500,000	525,525
Charles Schwab Corp.	5,710,000	174,155
Chubb Corp.	2,750,000	270,462
Citigroup Inc.	5,000,000	266,600
CME Group Inc., Class A	10,567,389	960,681
Goldman Sachs Group, Inc.	2,312,900	454,300
JPMorgan Chase & Co.	20,367,400	1,288,442
KeyCorp	26,365,000	380,974
Marsh & McLennan Companies, Inc.	7,471,700	419,611
McGraw Hill Financial, Inc.	3,480,000	362,964
Moody’s Corp.	2,347,000	252,349
PNC Financial Services Group, Inc.	6,449,698	591,631
Sumitomo Mitsui Financial Group, Inc. (ADR)	11,000,000	96,690
U.S. Bancorp	11,795,000	505,652
Wells Fargo & Co.	49,079,200	2,704,264
		11,101,275
Information technology 10.57%
Accenture PLC, Class A	1,827,500	169,318
Amphenol Corp., Class A	4,600,000	254,702
Analog Devices, Inc.	1,438,881	88,980
Automatic Data Processing, Inc.	3,794,700	320,804
Avago Technologies Ltd.	290,000	33,895
Cisco Systems, Inc.	14,795,000	426,540
Google Inc., Class A1	569,200	312,360
Google Inc., Class C1	264,825	142,301
Intuit Inc.	1,570,400	157,558
Jack Henry & Associates, Inc.	762,000	50,681
KLA-Tencor Corp.2	8,038,000	472,634
Microsoft Corp.	87,637,000	4,262,664
NetApp, Inc.	636,500	23,073
Paychex, Inc.	3,000,000	145,170
Texas Instruments Inc.	17,521,600	949,846
Visa Inc., Class A	4,613,600	304,728
Xilinx, Inc.	4,399,100	190,745
		8,305,999

Washington Mutual Investors Fund — Page 3 of 5

Common stocks Telecommunication services 3.37%	Shares	Value (000)
AT&T Inc.	14,675,000	$508,342
Verizon Communications Inc.	42,517,652	2,144,590
		2,652,932
Utilities 2.34%
CMS Energy Corp.	1,550,000	52,591
Dominion Resources, Inc.	3,200,000	229,376
Duke Energy Corp.	233,000	18,074
Eversource Energy	2,462,500	120,071
Exelon Corp.	3,230,000	109,885
FirstEnergy Corp.	5,258,000	188,815
National Grid PLC (ADR)	730,000	49,224
PG&E Corp.	12,962,300	685,965
Pinnacle West Capital Corp.	3,000,000	183,600
Sempra Energy	623,200	66,165
Xcel Energy Inc.	4,000,000	135,640
		1,839,406
Miscellaneous 1.58%
Other common stocks in initial period of acquisition		1,241,240
Total common stocks (cost: $49,454,692,000)		76,111,891
Short-term securities 3.21%	Principal amount (000)
Abbott Laboratories 0.12% due 6/29/20153	$35,000	34,995
Apple Inc. 0.11% due 8/4/20153	20,000	19,990
Army and Air Force Exchange Service 0.08% due 5/15/20153	25,000	24,999
CAFCO, LLC 0.12% due 5/22/2015	50,000	49,996
Caterpillar Financial Services Corp. 0.10% due 6/16/2015	30,000	29,995
Coca-Cola Co. 0.08%–0.22% due 5/11/2015–7/10/20153	95,000	94,992
Emerson Electric Co. 0.10% due 6/12/20153	25,000	24,997
Fannie Mae 0.08%–0.16% due 5/1/2015–8/17/2015	468,200	468,187
Federal Farm Credit Banks 0.11% due 7/20/2015	25,000	24,999
Federal Home Loan Bank 0.06%–0.16% due 5/1/2015–10/7/2015	740,800	740,762
Freddie Mac 0.06%–0.18% due 5/1/2015–12/15/2015	428,900	428,853
General Electric Capital Corp. 0.12%–0.23% due 5/7/2015–9/14/2015	75,000	74,961
IBM Corp. 0.12% due 6/30/20153	25,000	24,996
John Deere Capital Corp. 0.08% due 5/15/20153	46,700	46,698
John Deere Financial Ltd. 0.12% due 5/28/20153	26,000	25,998
Kimberly-Clark Corp. 0.10% due 6/2/20153	45,500	45,494
Paccar Financial Corp. 0.10% due 5/5/2015–5/6/2015	66,300	66,299
PepsiCo Inc. 0.08%–0.09% due 5/21/2015–5/29/20153	46,300	46,298
Pfizer Inc 0.15% due 7/9/20153	50,000	49,991
Precision Castparts Corp. 0.11% due 5/4/2015–5/26/20153	53,100	53,097
Regents of the University of California 0.12% due 5/27/2015	25,000	24,998
U.S. Treasury Bills 0.13% due 10/1/2015	50,000	49,999
United Technologies Corp. 0.12% due 5/26/2015–6/24/20153	70,000	69,989
Total short-term securities (cost: $2,521,310,000)		2,521,583
Total investment securities 100.03% (cost: $51,976,002,000)		78,633,474
Other assets less liabilities (0.03%)		(23,179)
Net assets 100.00%		$78,610,295

Washington Mutual Investors Fund — Page 4 of 5

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $562,534,000, which represented .72% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-001-0615O-S42256	Washington Mutual Investors Fund — Page 5 of 5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Washington Mutual Investors Fund (the "Fund") at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

June 4, 2015

Summary investment portfolio April 30, 2015

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	5.42%
Home Depot	4.17
Boeing	4.04
Merck	3.52
Wells Fargo	3.44
Comcast	2.88
Verizon Communications	2.73
Royal Dutch Shell	2.41
Lockheed Martin	2.36
Coca-Cola	2.22

Common stocks 96.82%	Shares	Value (000)
Energy 10.58%
Chevron Corp.	15,653,300	$1,738,456
ConocoPhillips	17,956,341	1,219,595
Enbridge Inc.	24,922,800	1,304,210
Pioneer Natural Resources Co.	3,946,000	681,790
Royal Dutch Shell PLC, Class B (ADR)	29,383,600	1,897,887
Schlumberger Ltd.	6,694,400	633,357
Other securities		842,969
		8,318,264

Materials 4.30%
Dow Chemical Co.	13,160,000	671,160
E.I. du Pont de Nemours and Co.	6,675,000	488,610
Nucor Corp.	10,406,100	508,442
Potash Corp. of Saskatchewan Inc.	15,183,200	495,580
Other securities		1,219,005
		3,382,797

Industrials 15.92%
Boeing Co.	22,170,400	3,177,905
General Electric Co.	24,210,000	655,607
Lockheed Martin Corp.	9,925,000	1,852,005
Northrop Grumman Corp.	4,290,000	660,832
Rockwell Automation	5,050,000	598,930
Rockwell Collins, Inc.	6,109,600	594,647
Union Pacific Corp.	11,820,500	1,255,692
United Technologies Corp.	7,470,000	849,712
Waste Management, Inc.	15,760,200	780,603
Other securities		2,086,441
		12,512,374

Consumer discretionary 12.77%
CBS Corp., Class B	7,875,000	489,274
Comcast Corp., Class A	39,162,739	2,262,040
Home Depot, Inc.	30,641,600	3,278,038
Twenty-First Century Fox, Inc., Class A	34,063,700	1,160,891
VF Corp.	10,330,200	748,216
Walt Disney Co.	6,133,900	666,878
Other securities		1,429,370
		10,034,707

Consumer staples 9.28%
Coca-Cola Co.	43,071,000	1,746,960
Costco Wholesale Corp.	3,661,600	523,792
CVS Health Corp.	7,106,900	705,644
Nestlé SA (ADR)	6,570,192	509,978

12	Washington Mutual Investors Fund

		Value
	Shares	(000)
PepsiCo, Inc.	11,390,000	$1,083,417
Procter & Gamble Co.	16,124,800	1,282,083
Other securities		1,442,334
		7,294,208

Health care 11.99%
Bristol-Myers Squibb Co.	14,955,400	953,108
Humana Inc.[1]	7,620,000	1,261,872
Johnson & Johnson	13,060,000	1,295,552
Medtronic PLC	9,405,000	700,202
Merck & Co., Inc.	46,437,400	2,765,811
Pfizer Inc.	26,820,000	910,002
Other securities		1,542,142
		9,428,689

Financials 14.12%
ACE Ltd.	5,718,734	611,847
American Express Co.	12,023,000	931,181
Capital One Financial Corp.	6,500,000	525,525
CME Group Inc., Class A	10,567,389	960,681
JPMorgan Chase & Co.	20,367,400	1,288,442
PNC Financial Services Group, Inc.	6,449,698	591,631
U.S. Bancorp	11,795,000	505,652
Wells Fargo & Co.	49,079,200	2,704,264
Other securities		2,982,052
		11,101,275

Information technology 10.57%
Microsoft Corp.	87,637,000	4,262,664
Texas Instruments Inc.	17,521,600	949,846
Other securities		3,093,489
		8,305,999

Telecommunication services 3.37%
AT&T Inc.	14,675,000	508,342
Verizon Communications Inc.	42,517,652	2,144,590
		2,652,932

Utilities 2.34%
PG&E Corp.	12,962,300	685,965
Other securities		1,153,441
		1,839,406

Miscellaneous 1.58%
Other common stocks in initial period of acquisition		1,241,240

Total common stocks (cost: $49,454,692,000)		76,111,891

Washington Mutual Investors Fund	13

Short-term securities 3.21%	Principal amount (000)	Value (000)
Coca-Cola Co. 0.08%–0.22% due 5/11/2015–7/10/2015[2]	$95,000	$94,992
Federal Home Loan Bank 0.06%–0.16% due 5/1/2015–10/7/2015	740,800	740,762
PepsiCo Inc. 0.08%–0.09% due 5/21/2015–5/29/2015[2]	46,300	46,298
Pfizer Inc 0.15% due 7/9/2015[2]	50,000	49,991
United Technologies Corp. 0.12% due 5/26/2015–6/24/2015[2]	70,000	69,989
Other securities		1,519,551

Total short-term securities (cost: $2,521,310,000)		2,521,583
Total investment securities 100.03% (cost: $51,976,002,000)		78,633,474
Other assets less liabilities (0.03)%		(23,179)

Net assets 100.00%		$78,610,295

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended April 30, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
Humana Inc.	7,620,000	—	—	7,620,000	$8,535	$1,261,872
KLA-Tencor Corp.	—	9,423,905	1,385,905	8,038,000	93,245	472,634
					$101,780	$1,734,506

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $562,534,000, which represented .72% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	Washington Mutual Investors Fund

Financial statements

Statement of assets and liabilities
at April 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $50,848,513)	$76,898,968
Affiliated issuers (cost: $1,127,489)	1,734,506	$78,633,474
Cash		85
Receivables for:
Sales of investments	117,489
Sales of fund’s shares	57,640
Dividends	108,991	284,120
		78,917,679
Liabilities:
Payables for:
Purchases of investments	187,642
Repurchases of fund’s shares	67,555
Investment advisory services	15,265
Services provided by related parties	26,705
Board members’ deferred compensation	6,258
Other	3,959	307,384
Net assets at April 30, 2015		$78,610,295

Net assets consist of:
Capital paid in on shares of beneficial interest		$49,044,589
Undistributed net investment income		175,093
Undistributed net realized gain		2,733,141
Net unrealized appreciation		26,657,472
Net assets at April 30, 2015		$78,610,295

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,908,417 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$52,547,063	1,274,535		$41.23
Class B	140,723	3,432		41.00
Class C	1,707,853	41,887		40.77
Class F-1	2,907,683	70,741		41.10
Class F-2	5,351,798	129,870		41.21
Class 529-A	1,839,135	44,690		41.15
Class 529-B	25,151	613		41.04
Class 529-C	464,088	11,353		40.88
Class 529-E	94,942	2,318		40.95
Class 529-F-1	107,891	2,626		41.08
Class R-1	101,027	2,473		40.85
Class R-2	802,754	19,707		40.73
Class R-2E	15	—	*	41.18
Class R-3	1,937,531	47,331		40.94
Class R-4	2,283,161	55,611		41.06
Class R-5	1,998,437	48,484		41.22
Class R-6	6,301,043	152,746		41.25

*Amount less than one thousand.

See Notes to Financial Statements

Washington Mutual Investors Fund	15

Statement of operations
for the year ended April 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,828; also includes $101,780 from affiliates)	$1,954,080
Interest	2,444	$1,956,524
Fees and expenses*:
Investment advisory services	168,455
Business management services	10,831
Distribution services	182,878
Transfer agent services	63,522
Administrative services	16,924
Reports to shareholders	2,322
Registration statement and prospectus	1,673
Board members’ compensation	2,123
Auditing and legal	433
Custodian	770
State and local taxes	1
Other	2,471	452,403
Net investment income		1,504,121

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments (includes $9,115 net loss from affiliates)	4,641,213
Currency transactions	23	4,641,236
Net unrealized appreciation on investments		514,063
Net realized gain and unrealized appreciation on investments and currency		5,155,299

Net increase in net assets resulting from operations		$6,659,420

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

16	Washington Mutual Investors Fund

Statements of changes in net assets

 (dollars in thousands)

	Year ended April 30
	2015	2014
Operations:
Net investment income	$1,504,121	$1,365,218
Net realized gain on investments and currency transactions	4,641,236	3,225,369
Net unrealized appreciation on investments	514,063	7,653,650
Net increase in net assets resulting from operations	6,659,420	12,244,237

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,515,914)	(1,491,580)
Distributions from net realized gain on investments	(3,650,990)	(1,372,808)
Total dividends and distributions paid to shareholders	(5,166,904)	(2,864,388)

Net capital share transactions	4,789,178	1,509,034

Total increase in net assets	6,281,694	10,888,883

Net assets:
Beginning of year	72,328,601	61,439,718
End of year (including undistributed net investment income: $175,093 and $186,981, respectively)	$78,610,295	$72,328,601

See Notes to Financial Statements

Washington Mutual Investors Fund	17

Notes to financial statements

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	Washington Mutual Investors Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Washington Mutual Investors Fund	19

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$8,318,264	$—	$—	$8,318,264
Materials	3,382,797	—	—	3,382,797
Industrials	12,512,374	—	—	12,512,374
Consumer discretionary	10,034,707	—	—	10,034,707
Consumer staples	7,294,208	—	—	7,294,208
Health care	9,428,689	—	—	9,428,689
Financials	11,101,275	—	—	11,101,275
Information technology	8,305,999	—	—	8,305,999
Telecommunication services	2,652,932	—	—	2,652,932
Utilities	1,839,406	—	—	1,839,406
Miscellaneous	1,241,240	—	—	1,241,240
Short-term securities	—	2,521,583	—	2,521,583
Total	$76,111,891	$2,521,583	$—	$78,633,474

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

20	Washington Mutual Investors Fund

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended April 30, 2015, the fund reclassified $41,000 from undistributed net investment income to undistributed net realized gain; and reclassified $54,000 from undistributed net investment income and $233,040,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of April 30, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$181,351
Undistributed long-term capital gains	2,769,747
Gross unrealized appreciation on investment securities	27,147,667
Gross unrealized depreciation on investment securities	(526,800)
Net unrealized appreciation on investment securities	26,620,867
Cost of investment securities	52,012,607

Washington Mutual Investors Fund	21

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2015				Year ended April 30, 2014
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$1,048,522		$2,501,694	$3,550,216	$1,071,678	$971,329	$2,043,007
Class B	2,267		8,647	10,914	4,080	5,481	9,561
Class C	21,539		83,744	105,283	26,007	35,898	61,905
Class F-1	56,691		137,660	194,351	74,613	69,275	143,888
Class F-2	83,206		188,247	271,453	42,622	37,921	80,543
Class 529-A	34,611		86,336	120,947	34,631	32,777	67,408
Class 529-B	350		1,482	1,832	633	930	1,563
Class 529-C	5,385		22,176	27,561	5,894	8,586	14,480
Class 529-E	1,585		4,524	6,109	1,617	1,722	3,339
Class 529-F-1	2,258		5,017	7,275	2,171	1,860	4,031
Class R-1	1,270		4,863	6,133	1,408	1,939	3,347
Class R-2	10,478		39,399	49,877	12,055	16,103	28,158
Class R-2E*	—	†	1	1
Class R-3	32,217		92,148	124,365	34,078	36,596	70,674
Class R-4	45,018		110,813	155,831	44,017	40,223	84,240
Class R-5	42,052		90,297	132,349	41,517	34,378	75,895
Class R-6	128,465		273,942	402,407	94,559	77,790	172,349
Total	$1,515,914		$3,650,990	$5,166,904	$1,491,580	$1,372,808	$2,864,388

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, American Funds Service Company® (“AFS”), the fund’s transfer agent, and Washington Management Corporation (“WMC”), the fund’s former business manager. CRMC, AFD, AFS and WMC are considered related parties to the fund.

Investment advisory services — During the period May 1, 2014, to August 31, 2014, the fund had an investment advisory agreement with CRMC that provided for monthly fees accrued daily based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. The board of trustees approved an investment advisory and service agreement with CRMC effective September 1, 2014, based on annual rates beginning with 0.342% on the first $3 billion of daily net assets and decreasing to 0.2115% on such assets in excess of $116 billion. Under the agreement, all expenses chargeable to the Class A shares of the fund, including compensation to the investment advisor, shall not exceed 1% of the Class A average net assets of the fund on an annual basis. For the year ended April 30, 2015, the investment advisory services fee was $168,455,000.

Business management services — The fund had a business management agreement with WMC through August 31, 2014, at which point the roles and obligations of WMC were assumed by CRMC under a new investment advisory and service agreement. The business management agreement provided for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.117% on the first $3 billion of daily net assets and decreasing to 0.0375% on such assets in excess of $44 billion. Under the agreement, all expenses chargeable to the Class A shares of the fund, including compensation to the investment advisor, were not permitted to exceed 1% of the Class A average net assets of the fund on an annual basis. For the four months ended August 31, 2014, the business management services fee was $10,831,000.

For the year ended April 30, 2015, the investment advisory services fee of $168,455,000 and the business management fee of $10,831,000 totaled $179,286,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

22	Washington Mutual Investors Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Washington Mutual Investors Fund	23

For the year ended April 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$124,325		$44,912		$5,201		Not applicable
Class B	1,908		177		Not applicable		Not applicable
Class C	17,413		1,469		874		Not applicable
Class F-1	7,564		3,413		1,517		Not applicable
Class F-2	Not applicable		3,688		1,824		Not applicable
Class 529-A	4,034		1,167		898		$1,600
Class 529-B	329		28		17		30
Class 529-C	4,547		324		229		409
Class 529-E	463		41		47		83
Class 529-F-1	—		68		52		93
Class R-1	1,008		97		51		Not applicable
Class R-2	6,048		2,398		406		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	9,568		2,723		959		Not applicable
Class R-4	5,671		2,121		1,136		Not applicable
Class R-5	Not applicable		876		933		Not applicable
Class R-6	Not applicable		20		2,780		Not applicable
Total class-specific expenses	$182,878		$63,522		$16,924		$2,215

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $2,123,000 in the fund’s statement of operations includes $1,699,000 in current fees (either paid in cash or deferred) and a net increase of $424,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, WMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

24	Washington Mutual Investors Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2015

Class A	$3,267,503	78,831		$3,466,906		84,024		$(5,860,110)	(141,380)	$874,299	21,475
Class B	3,355	82		10,838		264		(114,527)	(2,786)	(100,334)	(2,440)
Class C	268,954	6,562		103,499		2,538		(470,884)	(11,497)	(98,431)	(2,397)
Class F-1	644,726	15,636		190,773		4,637		(1,841,177)	(44,642)	(1,005,678)	(24,369)
Class F-2	3,618,211	87,651		260,669		6,320		(644,454)	(15,532)	3,234,426	78,439
Class 529-A	167,905	4,064		120,920		2,936		(216,781)	(5,232)	72,044	1,768
Class 529-B	885	21		1,831		45		(19,638)	(477)	(16,922)	(411)
Class 529-C	44,775	1,090		27,546		674		(63,992)	(1,554)	8,329	210
Class 529-E	9,041	219		6,105		149		(12,692)	(307)	2,454	61
Class 529-F-1	18,346	443		7,273		177		(19,939)	(482)	5,680	138
Class R-1	18,942	462		6,124		149		(26,557)	(644)	(1,491)	(33)
Class R-2	158,057	3,859		49,832		1,223		(229,386)	(5,602)	(21,497)	(520)
Class R-2E2	15	—	[3]	—	[3]	—	[3]	—	—	15	— [3]
Class R-3	400,565	9,751		124,239		3,033		(482,490)	(11,712)	42,314	1,072
Class R-4	554,917	13,420		155,751		3,791		(609,688)	(14,740)	100,980	2,471
Class R-5	427,437	10,325		132,249		3,205		(489,943)	(11,912)	69,743	1,618
Class R-6	1,973,800	47,859		402,111		9,740		(752,664)	(18,187)	1,623,247	39,412
Total net increase (decrease)	$11,577,434	280,275		$5,066,666		122,905		$(11,854,922)	(286,686)	$4,789,178	116,494

Year ended April 30, 2014
Class A	$3,271,606	86,398		$1,990,692		51,944		$(5,449,188)	(143,425)	$(186,890)	(5,083)
Class B	6,465	173		9,487		248		(143,750)	(3,819)	(127,798)	(3,398)
Class C	272,540	7,270		60,542		1,590		(569,968)	(15,165)	(236,886)	(6,305)
Class F-1	1,050,454	27,774		141,977		3,714		(847,572)	(22,224)	344,859	9,264
Class F-2	776,452	20,228		74,919		1,952		(390,599)	(10,283)	460,772	11,897
Class 529-A	162,963	4,301		67,395		1,760		(188,242)	(4,970)	42,116	1,091
Class 529-B	1,069	29		1,562		41		(23,782)	(631)	(21,151)	(561)
Class 529-C	42,112	1,116		14,470		379		(58,675)	(1,560)	(2,093)	(65)
Class 529-E	8,550	226		3,339		88		(10,157)	(269)	1,732	45
Class 529-F-1	18,143	479		4,029		106		(15,401)	(405)	6,771	180
Class R-1	18,903	506		3,344		88		(22,511)	(598)	(264)	(4)
Class R-2	154,250	4,121		28,143		740		(237,116)	(6,334)	(54,723)	(1,473)
Class R-3	372,596	9,893		70,637		1,852		(480,924)	(12,724)	(37,691)	(979)
Class R-4	482,151	12,776		84,224		2,206		(527,791)	(13,995)	38,584	987
Class R-5	435,442	11,380		75,751		1,978		(353,506)	(9,378)	157,687	3,980
Class R-6	1,358,226	35,719		172,191		4,488		(406,408)	(10,719)	1,124,009	29,488
Total net increase (decrease)	$8,431,922	222,389		$2,802,702		73,174		$(9,725,590)	(256,499)	$1,509,034	39,064

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $17,804,290,000 and $18,056,307,000, respectively, during the year ended April 30, 2015.

Washington Mutual Investors Fund	25

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from Investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 4/30/2015	$40.40	$.83	$2.89	$3.72	$(.85)	$(2.04)	$(2.89)	$41.23	9.28%	$52,547	.58%	2.01%
Year ended 4/30/2014	35.08	.79	6.18	6.97	(.86)	(.79)	(1.65)	40.40	20.16	50,626	.60	2.07
Year ended 4/30/2013	30.61	.73	4.47	5.20	(.73)	—	(.73)	35.08	17.28	44,142	.62	2.32
Year ended 4/30/2012	29.66	.68	.97	1.65	(.70)	—	(.70)	30.61	5.83	40,566	.62	2.39
Year ended 4/30/2011	25.84	.70	3.80	4.50	(.68)	—	(.68)	29.66	17.77	41,375	.63	2.67
Class B:
Year ended 4/30/2015	40.17	.53	2.85	3.38	(.51)	(2.04)	(2.55)	41.00	8.46	141	1.33	1.28
Year ended 4/30/2014	34.88	.50	6.14	6.64	(.56)	(.79)	(1.35)	40.17	19.24	236	1.35	1.33
Year ended 4/30/2013	30.42	.50	4.44	4.94	(.48)	—	(.48)	34.88	16.41	323	1.37	1.61
Year ended 4/30/2012	29.45	.47	.97	1.44	(.47)	—	(.47)	30.42	5.06	511	1.38	1.68
Year ended 4/30/2011	25.66	.51	3.75	4.26	(.47)	—	(.47)	29.45	16.88	889	1.39	1.98
Class C:
Year ended 4/30/2015	39.99	.50	2.83	3.33	(.51)	(2.04)	(2.55)	40.77	8.39	1,708	1.38	1.21
Year ended 4/30/2014	34.74	.48	6.12	6.60	(.56)	(.79)	(1.35)	39.99	19.19	1,771	1.39	1.27
Year ended 4/30/2013	30.31	.48	4.43	4.91	(.48)	—	(.48)	34.74	16.39	1,757	1.42	1.53
Year ended 4/30/2012	29.37	.45	.96	1.41	(.47)	—	(.47)	30.31	4.99	1,794	1.42	1.60
Year ended 4/30/2011	25.60	.48	3.76	4.24	(.47)	—	(.47)	29.37	16.82	1,934	1.44	1.86
Class F-1:
Year ended 4/30/2015	40.28	.81	2.85	3.66	(.80)	(2.04)	(2.84)	41.10	9.18	2,908	.66	1.95
Year ended 4/30/2014	34.99	.75	6.16	6.91	(.83)	(.79)	(1.62)	40.28	20.05	3,831	.67	1.99
Year ended 4/30/2013	30.53	.71	4.47	5.18	(.72)	—	(.72)	34.99	17.25	3,004	.66	2.27
Year ended 4/30/2012	29.59	.66	.97	1.63	(.69)	—	(.69)	30.53	5.78	2,575	.66	2.34
Year ended 4/30/2011	25.77	.68	3.81	4.49	(.67)	—	(.67)	29.59	17.79	2,067	.66	2.62
Class F-2:
Year ended 4/30/2015	40.39	.89	2.90	3.79	(.93)	(2.04)	(2.97)	41.21	9.48	5,352	.40	2.14
Year ended 4/30/2014	35.08	.86	6.18	7.04	(.94)	(.79)	(1.73)	40.39	20.38	2,077	.41	2.26
Year ended 4/30/2013	30.60	.79	4.49	5.28	(.80)	—	(.80)	35.08	17.57	1,387	.41	2.51
Year ended 4/30/2012	29.66	.74	.96	1.70	(.76)	—	(.76)	30.60	6.04	881	.40	2.59
Year ended 4/30/2011	25.84	.74	3.81	4.55	(.73)	—	(.73)	29.66	18.05	630	.41	2.83
Class 529-A:
Year ended 4/30/2015	40.33	.79	2.88	3.67	(.81)	(2.04)	(2.85)	41.15	9.17	1,839	.68	1.91
Year ended 4/30/2014	35.03	.75	6.17	6.92	(.83)	(.79)	(1.62)	40.33	20.03	1,731	.69	1.97
Year ended 4/30/2013	30.56	.70	4.47	5.17	(.70)	—	(.70)	35.03	17.21	1,465	.71	2.23
Year ended 4/30/2012	29.62	.65	.97	1.62	(.68)	—	(.68)	30.56	5.72	1,262	.71	2.30
Year ended 4/30/2011	25.80	.67	3.81	4.48	(.66)	—	(.66)	29.62	17.73	1,138	.70	2.58
Class 529-B:
Year ended 4/30/2015	40.20	.48	2.85	3.33	(.45)	(2.04)	(2.49)	41.04	8.34	25	1.46	1.15
Year ended 4/30/2014	34.90	.45	6.15	6.60	(.51)	(.79)	(1.30)	40.20	19.10	41	1.48	1.20
Year ended 4/30/2013	30.44	.46	4.44	4.90	(.44)	—	(.44)	34.90	16.26	56	1.50	1.48
Year ended 4/30/2012	29.48	.44	.96	1.40	(.44)	—	(.44)	30.44	4.90	79	1.50	1.55
Year ended 4/30/2011	25.68	.48	3.77	4.25	(.45)	—	(.45)	29.48	16.79	117	1.50	1.85

26	Washington Mutual Investors Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 4/30/2015	$40.09	$.47	$2.85	$3.32	$(.49)	$(2.04)	$(2.53)	$40.88	8.33%		$464		1.45%		1.14%
Year ended 4/30/2014	34.83	.45	6.14	6.59	(.54)	(.79)	(1.33)	40.09	19.11		447		1.47		1.20
Year ended 4/30/2013	30.39	.45	4.45	4.90	(.46)	—	(.46)	34.83	16.31		390		1.49		1.45
Year ended 4/30/2012	29.46	.43	.96	1.39	(.46)	—	(.46)	30.39	4.88		349		1.49		1.52
Year ended 4/30/2011	25.67	.47	3.78	4.25	(.46)	—	(.46)	29.46	16.79		330		1.49		1.80
Class 529-E:
Year ended 4/30/2015	40.15	.69	2.86	3.55	(.71)	(2.04)	(2.75)	40.95	8.90		95		.92		1.66
Year ended 4/30/2014	34.88	.65	6.14	6.79	(.73)	(.79)	(1.52)	40.15	19.73		91		.94		1.72
Year ended 4/30/2013	30.44	.62	4.44	5.06	(.62)	—	(.62)	34.88	16.89		77		.96		1.97
Year ended 4/30/2012	29.50	.58	.96	1.54	(.60)	—	(.60)	30.44	5.46		67		.97		2.04
Year ended 4/30/2011	25.70	.60	3.79	4.39	(.59)	—	(.59)	29.50	17.40		62		.98		2.30
Class 529-F-1:
Year ended 4/30/2015	40.27	.88	2.87	3.75	(.90)	(2.04)	(2.94)	41.08	9.40		108		.45		2.13
Year ended 4/30/2014	34.98	.83	6.16	6.99	(.91)	(.79)	(1.70)	40.27	20.29		100		.47		2.19
Year ended 4/30/2013	30.51	.77	4.47	5.24	(.77)	—	(.77)	34.98	17.49		81		.49		2.45
Year ended 4/30/2012	29.58	.71	.96	1.67	(.74)	—	(.74)	30.51	5.93		69		.49		2.52
Year ended 4/30/2011	25.77	.73	3.79	4.52	(.71)	—	(.71)	29.58	17.96		63		.48		2.79
Class R-1:
Year ended 4/30/2015	40.06	.50	2.85	3.35	(.52)	(2.04)	(2.56)	40.85	8.41		101		1.38		1.21
Year ended 4/30/2014	34.81	.48	6.12	6.60	(.56)	(.79)	(1.35)	40.06	19.18		100		1.39		1.27
Year ended 4/30/2013	30.37	.48	4.45	4.93	(.49)	—	(.49)	34.81	16.42		88		1.40		1.54
Year ended 4/30/2012	29.44	.45	.96	1.41	(.48)	—	(.48)	30.37	4.97		86		1.40		1.60
Year ended 4/30/2011	25.65	.48	3.79	4.27	(.48)	—	(.48)	29.44	16.90		81		1.41		1.86
Class R-2:
Year ended 4/30/2015	39.95	.51	2.84	3.35	(.53)	(2.04)	(2.57)	40.73	8.46		803		1.34		1.25
Year ended 4/30/2014	34.71	.49	6.12	6.61	(.58)	(.79)	(1.37)	39.95	19.26		808		1.35		1.32
Year ended 4/30/2013	30.30	.49	4.42	4.91	(.50)	—	(.50)	34.71	16.39		753		1.37		1.57
Year ended 4/30/2012	29.36	.46	.96	1.42	(.48)	—	(.48)	30.30	5.03		712		1.39		1.63
Year ended 4/30/2011	25.59	.49	3.76	4.25	(.48)	—	(.48)	29.36	16.85		745		1.41		1.89
Class R-2E:
Period from 8/29/2014 to 4/30/2015[4,5]	42.40	.76	.76	1.52	(.70)	(2.04)	(2.74)	41.18	3.63	[6]	—	[7]	.64	[6,8]	1.84	[6,8]
Class R-3:
Year ended 4/30/2015	40.14	.68	2.86	3.54	(.70)	(2.04)	(2.74)	40.94	8.89		1,937		.94		1.65
Year ended 4/30/2014	34.87	.65	6.14	6.79	(.73)	(.79)	(1.52)	40.14	19.73		1,857		.95		1.71
Year ended 4/30/2013	30.43	.62	4.45	5.07	(.63)	—	(.63)	34.87	16.90		1,647		.97		1.97
Year ended 4/30/2012	29.49	.58	.97	1.55	(.61)	—	(.61)	30.43	5.47		1,443		.96		2.05
Year ended 4/30/2011	25.69	.60	3.79	4.39	(.59)	—	(.59)	29.49	17.41		1,367		.97		2.33

See page 28 for footnotes.

Washington Mutual Investors Fund	27

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-4:
Year ended 4/30/2015	$40.25	$.81	$2.86	$3.67	$(.82)	$(2.04)	$(2.86)	$41.06	9.22%	$2,283	.64%	1.95%
Year ended 4/30/2014	34.96	.76	6.16	6.92	(.84)	(.79)	(1.63)	40.25	20.09	2,139	.65	2.02
Year ended 4/30/2013	30.50	.71	4.47	5.18	(.72)	—	(.72)	34.96	17.28	1,823	.65	2.28
Year ended 4/30/2012	29.56	.67	.96	1.63	(.69)	—	(.69)	30.50	5.79	1,556	.65	2.35
Year ended 4/30/2011	25.76	.68	3.79	4.47	(.67)	—	(.67)	29.56	17.73	1,407	.66	2.61
Class R-5:
Year ended 4/30/2015	40.39	.93	2.89	3.82	(.95)	(2.04)	(2.99)	41.22	9.55	1,998	.34	2.24
Year ended 4/30/2014	35.08	.88	6.17	7.05	(.95)	(.79)	(1.74)	40.39	20.43	1,893	.35	2.32
Year ended 4/30/2013	30.60	.81	4.48	5.29	(.81)	—	(.81)	35.08	17.63	1,504	.35	2.57
Year ended 4/30/2012	29.66	.75	.97	1.72	(.78)	—	(.78)	30.60	6.09	1,236	.35	2.65
Year ended 4/30/2011	25.83	.76	3.82	4.58	(.75)	—	(.75)	29.66	18.14	1,021	.36	2.92
Class R-6:
Year ended 4/30/2015	40.42	.95	2.89	3.84	(.97)	(2.04)	(3.01)	41.25	9.59	6,301	.30	2.28
Year ended 4/30/2014	35.10	.90	6.18	7.08	(.97)	(.79)	(1.76)	40.42	20.51	4,581	.30	2.36
Year ended 4/30/2013	30.62	.82	4.49	5.31	(.83)	—	(.83)	35.10	17.68	2,943	.30	2.61
Year ended 4/30/2012	29.68	.76	.97	1.73	(.79)	—	(.79)	30.62	6.14	1,914	.31	2.68
Year ended 4/30/2011	25.85	.77	3.82	4.59	(.76)	—	(.76)	29.68	18.18	1,401	.31	2.91

	Year ended April 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	24%	19%	22%	22%	25%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[7]	Amount less than $1 million.
[8]	Annualized.

See Notes to Financial Statements

28	Washington Mutual Investors Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
June 4, 2015

Washington Mutual Investors Fund

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-01435 and 1933 Act No. 002-11051

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 120 filed 6/30/10); Amended and Restated Agreement and Declaration of Trust dated 12/20/12 – previously filed (see P/E Amendment No. 125 filed 6/28/13); and Certificate of Establishment and Designation to the Amended and Restated Agreement and Declaration of Trust dated 8/29/14 – previously filed (see P/E Amendment No. 129 filed 8/28/14)

(b)	By-Laws – By-Laws – previously filed (see P/E Amendment No. 120 filed 6/30/10)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 104 filed 3/15/01)

(d)	Investment Advisory Contracts – Investment Advisory and Service Agreement effective as of 9/1/14

(e)	Underwriting Contracts – Form of Amended and Restated Principal Underwriting Agreement effective 8/29/14 – previously filed (see P/E Amendment No. 129 filed 8/28/14); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 129 filed 8/28/14); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 129 filed 8/28/14); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 129 filed 8/28/14); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 129 filed 8/28/14)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 3/21/13 – previously filed (see P/E Amendment No. 127 filed 6/30/14)

(g-1)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 125 filed 6/28/13)

(g-2)	Form of Amendment to Global Custody Agreement effective 7/1/15

(h)	Other Material Contracts – Form of Indemnification Agreement dated 7/1/10 – previously filed (see P/E Amendment No. 120 filed 6/30/10); Agreement and Plan of Reorganization – previously filed (see P/E Amendment No. 120 filed 6/30/10); Form of Amended and Restated Shareholder Services Agreement dated 8/29/14 – previously filed (see P/E Amendment No. 129 filed 8/28/14); and Form of Amended and Restated Administrative Services Agreement dated 8/29/14 – previously filed (see P/E Amendment No. 129 filed 8/28/14)

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 120 filed 6/30/10; and P/E Amendment No. 129 filed 8/28/14)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares – previously filed (see P/E Amendment No. 120 filed 6/30/10); and Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 129 filed 8/28/14)

(n)	Rule 18f-3 – Form of Amended and Restated Multiple Class Plan dated 8/29/14 – previously filed (see P/E Amendment No. 129 filed 8/28/14)

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated March 2015; and Code of Ethics for the Registrant

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities.  However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant's Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions.  In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.  Business and Other Connections of Investment Adviser

None.

Item 32.  Principal Underwriters

(a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Developing World Growth and Income Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund; American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
IRV	Laurie M. Allen	Director and Senior Vice President	None
LAO	William C. Anderson	Director, Senior Vice President and Director of Investment Services	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brad A. Barrett	Director	None
IRV	Carl R. Bauer	Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sandeep S. Bhasin	Vice President	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Director and Senior Vice President	None
LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	William P. Brady	Director and Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	Mickey L. Brethower	Senior Vice President	None
LAO	Kevin G. Broulette	Assistant Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None
SNO	Susan H. Campbell	Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Craig L. Castner	Regional Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Sara M. Clegg	Assistant Vice President	None
LAO	Kevin G. Clifford	Director, Chairman, President and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles H. Cote	Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Scott T. Davis	Assistant Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas L. Donham	Assistant Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Craig Duglin	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Alan J. Dumas	Regional Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Assistant Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	David R. Ford	Regional Vice President	None
SFO	Cheryl E. Frank	Director	None
LAO	Vanda S. Freesman	Assistant Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Assistant Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Regional Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
LAO	Robert E. Greeley, Jr.	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
IRV	Steven Guida	Director and Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
IRV	DeAnn C. Haley	Assistant Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Assistant Vice President	None
LAO	Jennifer M. Hoang	Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	David F. Holstein	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi B. Horwitz-Marcus	Director and Senior Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Assistant Vice President	None
LAO	Brendan M. Jonland	Regional Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Vice President	None
LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Christopher W. Kilroy	Senior Vice President	None
LAO	Layla S. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Jeffrey G. Klepacki	Senior Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	James M. Kreider	Vice President	None
SNO	David D. Kuncho	Assistant Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None
LAO	Richard Lee	Assistant Vice President	None
LAO	Matthew N. Leeper	Regional Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Donald S. MacQuattie, Jr.	Vice President, Capital Group Institutional Investment Services Division	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Sirish S. Mani	Assistant Vice President	None
LAO	Mark A. Marinella	Senior Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven A. Moreno	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Marc E. Nabi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and Executive Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Assistant Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Regional Vice President	None
LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	Adam W. Phillips	Assistant Vice President	None
IND	Mary E. Phillips	Assistant Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
LAO	Leah K. Porter	Vice President	None
SNO	Richard P. Prior	Senior Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Rene M. Reincke	Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Suzette M. Rothberg	Senior Vice President	None
LAO	James F. Rothenberg	Director	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
LAO	Matthew T. Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
NYO	Andrew B. Suzman	Director	None
LAO	Gretchen L. Taibl	Assistant Vice President	None
LAO	Gary J. Thoma	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Shaun C. Tucker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Assistant Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
SNO	Cindy T. Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Regional Vice President	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	N. Dexter Williams	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)   Not applicable.

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by the fund's custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.  Management Services

None

Item 35.  Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 30th day of June, 2015.

WASHINGTON MUTUAL INVESTORS FUND

By /s/ Paul F. Roye

(Paul F. Roye, Executive Vice President and Trustee)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on June 30, 2015, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Paul F. Roye	Executive Vice President and Trustee
(Paul F. Roye)

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Brian D. Bullard	Treasurer
(Brian D. Bullard)

(3)	Trustees:

	Charles E. Andrews*	Trustee
	Alan N. Berro*	Vice Chairman of the Board, President and Trustee
	Nariman Farvardin*	Trustee
	Barbara Hackman Franklin*	Trustee
	Mary Davis Holt*	Trustee
	R. Clark Hooper*	Trustee
	James C. Miller III*	Trustee
	Donald L. Nickles*	Trustee

	/s/ Paul F. Roye	Executive Vice President and Trustee
(Paul F. Roye)

	J. Knox Singleton*	Chairman of the Board (Independent and Non-Executive)
	L. Waters Thomas*	Trustee

*By: /s/ Jennifer L. Butler
(Jennifer L. Butler, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Liliane Corzo

(Liliane Corzo, Counsel)

POWER OF ATTORNEY

I, Charles E. Andrews, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Vienna, VA, this 4th day of October, 2014.

(City, State)

/s/ Charles E. Andrews

Charles E. Andrews, Board member

POWER OF ATTORNEY

I, Alan N. Berro, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 2nd day of October, 2014.

(City, State)

/s/ Alan N. Berro

Alan N. Berro, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hoboken, NJ, this 3rdday of October, 2014.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Barbara Hackman Franklin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 6th day of October, 2014.

(City, State)

/s/ Barbara Hackman Franklin

Barbara Hackman Franklin, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Alexandria, VA, this 7th day of October, 2014.

(City, State)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Bryn Mawr, PA, this 4th day of October, 2014.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, James C. Miller III, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, VA, this 6th day of October, 2014.

(City, State)

/s/ James C. Miller III

James C. Miller III, Board member

POWER OF ATTORNEY

I, Donald L. Nickles, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 7th day of October, 2014.

(City, State)

/s/ Donald L. Nickles

Donald L. Nickles, Board member

POWER OF ATTORNEY

I, John Knox Singleton, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Fairfax, VA, this 3rd day of October, 2014.

(City, State)

/s/ John Knox Singleton

John Knox Singleton, Board member

POWER OF ATTORNEY

I, Lydia Waters Thomas, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Dori Laskin Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Gaithersburg, MD, this 3rd day of October, 2014.

(City, State)

/s/ Lydia Waters Thomas

Lydia Waters Thomas, Board member